Property, Plant and Equipment, net	9 Months Ended
Sep. 30, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, net
Property, Plant and Equipment, net
The Company capitalized $218.1 million and $108.5 million in plant modernization and other capital costs for the three months ended September 30, 2012 and 2011, respectively, and $728.2 million and $222.8 million for the nine months ended September 30, 2012 and 2011, respectively. These amounts include capitalized interest of $22.2 million and $3.1 million for the three months ended September 30, 2012 and 2011, respectively, and $35.5 million and $3.8 million for the nine months ended September 30, 2012 and 2011, respectively.
Capital expenditures under Project Phoenix Phase 1 and Project Phoenix Phase 2, and other capital projects related to operations at the Molycorp Mountain Pass facility, totaled $185.5 million and $102.2 million for the three months ended September 30, 2012 and 2011, respectively, and $664.1 million and $208.2 million for the nine months ended September 30, 2012 and 2011, respectively. These amounts are on an accrual basis and exclude capitalized interest.
At September 30, 2012 and December 31, 2011, property, plant and equipment consisted of the following (in thousands):

	September 30, 2012	December 31, 2011
Land	$12,292	$11,059
Land improvements	63,268	15,748
Buildings and improvements	112,182	23,677
Plant and equipment	157,970	68,441
Vehicles	2,526	1,235
Computer software	5,067	3,002
Furniture and fixtures	733	464
Construction in progress (a)	1,006,632	436,547
Capital Leases	15,658	—
Mineral properties	24,399	24,692
Property, plant and equipment at cost	1,400,727	584,865
Less accumulated depreciation	(37,283)	(23,237)
Property, plant and equipment, net	$1,363,444	$561,628

(a)	Represents costs incurred for Project Phoenix Phase 1 and Project Phoenix Phase 2 and all other capital projects. See Note 2.